SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2012

ATLANTIC COAST FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland	001-35072	65-1310069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12724 Gran Bay Parkway West, Suite 150, Jacksonville, FL  32258
(Address of principal executive offices)

(800) 342-2824
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 17, 2012, the Nasdaq Stock Market (“Nasdaq”) issued a letter to Atlantic Coast Financial Corporation (the “Company”) informing the Company that it has regained compliance with the Nasdaq Global Market requirement (Rule 5450(b)(1)(C)) that listed securities maintain a minimum Market Value of Publicly Held Shares of $5.0 million.  The Company regained compliance as its Market Value of Publicly Held Shares was $5.0 million or greater for a minimum of ten consecutive business days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: January 20, 2012	By:	/s/ G. Thomas Frankland
G. Thomas Frankland
President and Chief Executive Officer
(Duly Authorized Representative)